                                                                 Exhibit 10.11b

                              ELASTIC NETWORKS INC.

                     AMENDMENT TO INVESTOR RIGHTS AGREEMENT

      This Amendment to that certain Investor Rights Agreement dated as of May 12, 1999, among Elastic Networks Inc., a Delaware corporation (the "Company"), Nortel Networks Inc., a Delaware corporation ("Nortel Networks"), and the individuals and entities listed on Exhibit A to that agreement (the "Agreement"), is made as of February 14, 2000, among the Company, Nortel Networks, the individuals and entities listed on Exhibit A to the Agreement and the individuals and entities who are parties to this Amendment, including each of the counterparts of this Amendment.

                                    RECITALS

      WHEREAS, the Company and certain individuals and entities have entered into the Series B Redeemable Convertible Participating Preferred Stock Purchase Agreement, dated as of the date hereof (the "Series B Purchase Agreement"); and

      WHEREAS, the Company, Nortel Networks and the Purchasers (as defined in the Agreement as amended by this Amendment) desire to amend the Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

      1. The individuals and entities executing this Amendment, including each of the counterparts of this Amendment, are parties to the Agreement as amended by this Amendment.

      2. The definition of "Purchasers" set forth in the initial paragraph of the Agreement is amended by adding the words "and the individuals and entities purchasing Series B Preferred (as defined hereinafter) directly from the Company and their successors and assigns," in the fourth line between the punctuation and words "listed on Exhibit A hereto" and "(such individuals and entities and their successors and assigns, the "Purchasers")".

      3. The first line of the first WHEREAS clause shall be amended by adding the words "certain of" immediately following the word "and" and immediately prior to the words "the Purchasers" and the third line of the first WHEREAS clause shall be amended by deleting the word "and".

      4. The Agreement shall be amended by inserting immediately following the first WHEREAS clause the following words:

      WHEREAS, the Company and certain of the Purchasers have entered into a Series B Redeemable Convertible Participating Preferred Stock Purchase Agreement dated as of February 14, 2000 (the "Series B Purchase Agreement"); and

      5. The definition of "Initial Public Offering" set forth in Section 1 of the Agreement is amended by deleting the amount "$6.50" and inserting in lieu thereof "$8.00".

      6. The definition of "Shares" set forth in Section 1 of the Agreement is amended by adding the phrase "and in Subsection 1.2 of the Series B Purchase Agreement" after the words "Subsection 1.2 of the Purchase Agreement" and before the period at the end of that definition.

      7. Section 3.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following provision:

            (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section
                  3.1. The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Purchaser (A) a pro-rata portion of the Offered Securities determined by dividing (X) in the case of a Purchaser holding Series A Redeemable Participating Convertible Preferred Stock (the "Series A Preferred"): the aggregate number of shares of Common Stock then held by such Purchaser with respect to the Series A Preferred (giving effect to the conversion of all shares of Series A Preferred then held by such Purchaser and assuming the issuance of 1,285,527 shares or 2,147,616 shares, as the case may be (subject to appropriate adjustments for stock splits, stock dividends, combinations or other similar recapitalizations effecting the Common Stock) in accordance with the Exit Special Adjustment provision of Article Fourth B.4(i)(i) of the Company's Amended and Restated Certificate of Incorporation), and in the case of a Purchaser holding Series B Redeemable Participating Convertible Preferred Stock (the "Series B Preferred"): the aggregate number of shares of Common Stock then held by such Purchaser with respect to the

                  Series B Preferred (giving effect to the conversion of all shares of Series B Preferred Stock then held by such Purchaser) (subject to appropriate adjustments for stock splits, stock dividends, combinations or other similar recapitalizations effecting the Common Stock), by (Y) the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of the convertible preferred stock and assuming the issuance of 1,285,527 shares or 2,147,616 shares, as the case may be (subject to appropriate adjustments for stock splits, stock dividends, combinations or other similar recapitalizations effecting the Common Stock) in accordance with the Exit Special Adjustment provision of Article Fourth, B.4(i)(i) of the Company's Amended and Restated Certificate of Incorporation), and assuming, further, the issuance of all authorized shares under the Company's 1999 Stock Incentive Plan, as amended (such pro-rata portion of the Offered Securities, the "Basic Amount"), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchaser subscribe for less than their Basic Amounts (the "Undersubscription Amount")."

      8. Section 4 of the Agreement shall be amended by deleting the word "or" in the fourth line between the word "Stockholder" and the number "(iii)" and adding immediately following the word "hereby" the following:

                  or (iv) any venture capital fund, investment entity or investment account for which Manufacturers Life Insurance Company (U.S.A.) or its successors or assigns is the investment manager or investment advisor, and such transferee shall be deemed a "Stockholder" and, if applicable, a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

      9. Section 5(a) of the Agreement is amended by deleting the words "Commonwealth of Massachusetts" in both the second and third lines of such section and replacing it with the words "State of Georgia."

      10. The second paragraph of Section 5(d) of the Agreement is amended by deleting the punctuation and words "with a copy to John A. Burgess, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109."

      11. Section 5 of the Agreement is amended by adding a new Subsection (k) as follows:

            (k) Coordination of definitions between the Amendment and this Agreement. Except as otherwise specifically defined and provided in the Amendment to Investor Rights Agreement dated as of February 14, 2000 by and among the Company, Nortel Networks and the individuals and entities named therein (the "Amendment"), all capitalized terms used in the Amendment shall have and retain the same meaning as set forth for such terms in this Agreement.

      12. Section 5 of the Agreement is amended by adding a new Subsection (l) as follows:

            (l) Addition of Purchasers as Parties to the Agreement. This Agreement as amended by the Amendment may be executed in one or more counterparts in order to add additional individuals and entities purchasing the Series B Preferred directly from the Company as "Purchasers" hereunder. The parties to this Agreement as amended by the Amendment agree that such purchasers of the Series B Preferred may be added as "Purchasers" and parties to this Agreement as amended by the Amendment, by the execution of a counterpart copy of the Amendment executed by the Company and one or more individuals and/or entities purchasing the Series B Preferred directly from the Company. This Agreement and the Amendment, including all counterparts of the Amendment signed by individuals or entities purchasing the Series B Preferred directly from the Company, shall be considered one agreement which shall be enforceable by all parties to those documents. This Agreement may be executed by facsimile signatures.

      13. Nortel Networks and the individuals and entities listed on Exhibit A to the Agreement hereby consent to the grant to the holders of the Company's Series B Redeemable Convertible Participating Preferred Stock, $0.01 par value per share, of the registration rights pursuant to this Amendment and hereby waive the limitation contained in Section 2.9(b) of the Agreement for the limited purpose of entering into this Amendment.

      14. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia without giving effect to any choice or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of laws of any other jurisdiction.

                   [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been executed by the patties hereto as of the day and year above first written.

                        ELASTIC NETWORKS INC.

                        By: /s/ Kevin Elop
                           -----------------------------------------------------

                        Name: Kevin Elop
                        Title: Secretary and Treasurer


                        NORTEL NETWORKS INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        Name:
                        Title:


                        PEQUOT VENTURE PARTNERS, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        Name:
                        Title:

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year above first written.

                        ELASTIC NETWORKS INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        NORTEL NETWORKS INC.

                        By: /s/ Robert Pfeffer
                           -----------------------------------------------------

                        Name: Robert Pfeffer
                        Title: President, Service Provider & Carrier Portfolio


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT VENTURE PARTNERS, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year above first written.

                        ELASTIC NETWORKS INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        NORTEL NETWORKS INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By: /s/ David J. Malat
                           -----------------------------------------------------

                        Name: David J. Malat
                        Title: Chief Financial Officer


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By: /s/ David J. Malat
                           -----------------------------------------------------

                        Name: David J. Malat
                        Title: Chief Financial Officer


                        PEQUOT VENTURE PARTNERS, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By: /s/ David J. Malat
                           -----------------------------------------------------

                        Name: David J. Malat
                        Title: Chief Financial Officer

                        TEXAS INSTRUMENTS INCORPORATED

                        By: /s/ Charles D. Tobin
                           -----------------------------------------------------

                        Name: Charles D. Tobin
                        Title: Vice President Manager, Corporate Development


                        SERIES B PREFERRED PARTIES

                        PICTET GLOBAL SECTOR FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TELECOM VENTURE PARTNERS 1, L.P.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        ELANET FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        By:
                           -----------------------------------------------------

                        Name:
                        Title:

                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        SERIES B PREFERRED PARTIES

                        PICTET GLOBAL SECTOR FUND

                        By: /s/ Yves Martignier
                           -----------------------------------------------------

                        Name: Yves Martignier
                        Title:


                        TELECOM PARTNERS 1, L.P.

                        By: /s/ Pierre F. Brais
                           -----------------------------------------------------

                        Name: Pierre F. Brais
                        Title: General Partner


                        ELANET FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        By:
                           -----------------------------------------------------

                        Name:
                        Title:

                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        SERIES B PREFERRED PARTIES

                        PICTET GLOBAL SECTOR FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TELECOM VENTURE PARTNERS 1, L.P.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        ELANET FUND

                        By: /s/ William P. Jones, Jr.
                           -----------------------------------------------------

                        Name: William P. Jones, Jr.
                        Title: Chairman of WILLIAMS, JONES & ASSOC. INC. as
                               Discretionary Manager of ELANET FUND


                        MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        By:
                           -----------------------------------------------------

                        Name:
                        Title:

                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        SERIES B PREFERRED PARTIES

                        PICTET GLOBAL SECTOR FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TELECOM VENTURE PARTNERS 1, L.P.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        ELANET FUND

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                        By: /s/ Stephen M. Brackett
                           -----------------------------------------------------

                        Name: Stephen M. Brackett
                        Title: Managing Director


                        By: /s/ David Z. Alpert
                           -----------------------------------------------------

                        Name: David Z. Alpert
                        Title: Managing Director

                        JORDEX RESOURCES INC.

                        By: /s/ John P. Fairchild
                           -----------------------------------------------------

                        Name: John P. Fairchild
                        Title: Vice-President Finance


                        JIM MCMANUS

                        By:
                           -----------------------------------------------------


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        AARON WOLFSON

                        By:
                           -----------------------------------------------------
                           Aaron Wolfson


                        ABRAHAM WOLFSON

                        By:
                           -----------------------------------------------------
                           Abraham Wolfson

                        JORDEX RESOURCES INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        JIM MCMANUS

                        By: /s/ Jim McManus
                           -----------------------------------------------------


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        AARON WOLFSON

                        By:
                           -----------------------------------------------------
                           Aaron Wolfson


                        ABRAHAM WOLFSON

                        By:
                           -----------------------------------------------------
                           Abraham Wolfson

                        JORDEX RESOURCES INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        JIM MCMANUS

                        By:
                           -----------------------------------------------------


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By: /s/ David J. Malat
                           -----------------------------------------------------

                        Name: David J. Malat
                        Title: Chief Financial Officer


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By: /s/ David J. Malat
                           -----------------------------------------------------

                        Name: David J. Malat
                        Title: Chief Financial Officer


                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        AARON WOLFSON

                        By:
                           -----------------------------------------------------
                           Aaron Wolfson


                        ABRAHAM WOLFSON

                        By:
                           -----------------------------------------------------
                           Abraham Wolfson

                        JORDEX RESOURCES INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        JIM MCMANUS

                        By:
                           -----------------------------------------------------


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TEXAS INSTRUMENTS INCORPORATED

                        By: /s/ Charles D. Tobin
                           -----------------------------------------------------

                        Name: Charles D. Tobin
                        Title: Vice President Manager, Corporate Development


                        AARON WOLFSON

                        By:
                           -----------------------------------------------------
                           Aaron Wolfson


                        ABRAHAM WOLFSON

                        By:
                           -----------------------------------------------------
                           Abraham Wolfson

                        JORDEX RESOURCES INC.

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        JIM MCMANUS

                        By:
                           -----------------------------------------------------


                        PEQUOT PRIVATE EQUITY FUND, L.P.

                        By: Pequot Capital Management, Inc., Investment Manager

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                        By: Pequot Capital Management, Inc., Investment Advisor

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        TEXAS INSTRUMENTS INCORPORATED

                        By:
                           -----------------------------------------------------

                        Name:
                        Title:


                        AARON WOLFSON

                        By: /s/ Aaron Wolfson
                           -----------------------------------------------------
                           Aaron Wolfson


                        ABRAHAM WOLFSON

                        By: /s/ Abraham Wolfson
                           -----------------------------------------------------
                           Abraham Wolfson

                        ELI LEVITIN

                        By: /s/ Eli Levitin
                           -----------------------------------------------------
                           Eli Levitin


                        LEVITIN FAMILY CHARITABLE TRUST

                        By: /s/ Eli Levitin
                           -----------------------------------------------------
                        Name: Eli Levitin
                        Title: Trustee


                        MWDI PARTNERSHIP

                        By: /s/ Morris Wolfson
                           -----------------------------------------------------
                        Name: Morris Wolfson
                        Title: General Partner


                        JACOB SAFIER

                        By: /s/ Jacob Safier
                           -----------------------------------------------------
                           Jacob Safier


                        STEVE SCHLAM

                        By: /s/ Steve Schlam
                           -----------------------------------------------------
                           Steve Schlam


                        DANVILLE CAPITAL GROUP, LLC

                        By: /s/ Michael Alpert
                           -----------------------------------------------------
                           Michael Alpert, PRES.


                        ZWD INVESTMENTS, LLC

                        By: /s/ Chana Edelstein
                           -----------------------------------------------------
                        Name: CHANA EDELSTEIN
                        Title: MEMBER

                                    EXHIBIT A

                               List of Purchasers

                                        No. of Shares of
           Name and Address            Series B Preferred            Aggregate
             of Purchaser                @ $5.329/Share           Purchase Price
             ------------                --------------           --------------
Elanet Fund                                  656,784             $  3,500,002.00
c/o William P. Jones
Williams, Jones & Associates
717 Fifth Avenue, 24th Floor
New York, NY 10022

Jordex Resources Inc.                        281,479             $  1,500,002.00
650 West Georgia Street
Vancouver, British Columbia V6B 4N7
Canada
Attn: John P. Fairchild

Jim McManus                                   93,826             $    499,999.00
2879 West Hearst Lane
Oakton, VA 22124

Manufacturers Life Insurance Company       1,407,394             $  7,500,003.00
(U.S.A.)
c/o Stephen Brackett
MF Private Capital, Inc.
45 Milk Street, Suite 600
Boston, MA 02109-5105

Pequot Private Equity Fund, L.P.             541,331             $  2,884,752.90
500 Nyala Farm Road
Westport, Connecticut 06880
Attention: Gerald A. Poch

Pequot Offshore Private Equity Fund, Inc.     68,539             $    365,244.33
c/o Hemisphere Management Limited
Hemisphere House
9 Church Street
Post Office Box HM951
Hamilton HM DX
Bermuda
Attention: Thomas L. Healy

Pictet Global Sector Fund                    234,566             $  1,250,002.00
do Yves Martignier
ComVentures
29 Bd. Georges-Favon
Geneva 1204 Switzerland

Telecom Venture Partners 1, L.P.             234,565             $  1,249,997.00
c/o Yves Martignier
ComVentures
29 Bd. Georges-Favon
Geneva 1204 Switzerland

Texas Instruments Incorporated               122,500             $    652,802.50
Attn: Charles D. Tobin
7839 Churchill Way, MS 8658
Dallas, TX 75251

Aaron Wolfson                                 18,765             $       100,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Abraham Wolfson                                9,383             $        50,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Eli Levitin                                    4,691             $        25,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Levitin Family Charitable Tst                  4,691             $        25,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

MWDI Partnership                               9,383             $        50,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Jacob Safier                                  18,765             $       100,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Steve Schlam                                  18,765             $       100,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

Michael Alpert                                 9,383             $        50,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

ZWD Investments, LLC                         187,653             $     1,000,000
One State Equities
One State Street Plaza
New York, N.Y. 10004

                  TOTAL                    3,922,463             $    20,902,805
                  =====